                                             Chase Manhattan Bank USA, N.A.
                                         Monthly Certificateholder's Statement

                                             Chase Credit Card Master Trust
                                                     Series 1995-1
                                                                                               Distribution Date:   3/16/98

Section 5.2 - Supplement                               Class A       Class B      Collateral             Total
----------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                          0.00          0.00           0.00                   0.00

(ii)     Monthly Interest Distributed                   3,231,562.50    274,921.88     360,100.45           3,866,584.82
         Deficiency Amounts                                     0.00          0.00                                  0.00

         Additional Interest                                    0.00          0.00                                  0.00

         Accrued and Unpaid Interest                                                         0.00                   0.00



(iii)    Collections of Principal Receivables          73,896,522.77  6,158,043.56   7,917,484.58          87,972,050.92

(iv)     Collections of Finance Charge Receivables     10,971,464.30    914,288.69   1,175,514.03          13,061,267.02

(v)      Aggregate Amount of Principal Receivables                                                     14,692,489,244.44

                                    Investor Interest 750,000,000.00 62,500,000.00  80,357,142.86         892,857,142.86
                                    Adjusted Interest 750,000,000.00 62,500,000.00  80,357,142.86         892,857,142.86

                                          Series
         Floating Investor Percentage             6.08%        84.00%         7.00%          9.00%                100.00%
         Fixed Investor Percentage                6.08%        84.00%         7.00%          9.00%                100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
               Current                                                                                             94.84%
               30 to 59 days                                                                                        1.73%
               60 to 89 days                                                                                        1.18%
               90 or more days                                                                                      2.25%
                                       Total Receivables                                                       100.00%

(vii)    Investor Default Amount                        4,376,200.02    364,683.34     468,878.57           5,209,761.93

(viii)   Investor Charge-Offs                                   0.00          0.00           0.00                   0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions             0.00          0.00           0.00

(x)      Servicing Fee                                    625,000.00     52,083.33      66,964.29             744,047.62

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                            10.55%

(xii)    Reallocated Monthly Principal                                        0.00           0.00                   0.00

(xiii)   Closing Investor Interest (Class A Adjusted) 750,000,000.00 62,500,000.00  80,357,142.86         892,857,142.86

(xiv)    LIBOR                                                                                                      5.62500%

(xv)     Principal Funding Account Balance                                                                          0.00

(xvi)    Accumulation Shortfall                                                                                     0.00

(xvii)   Principal Funding Investment Proceeds                                                                      0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                  ====================

(xix)    Available Funds                               10,382,312.58    865,192.71   1,112,390.63          12,359,895.92


(xx)     Certificate Rate                                       5.7450%       5.8650%        5.9750%


-------------------------------------------------------------------------------------------------------------------------

                                              Chase Manhattan Bank USA, N.A.
                                          Monthly Certificateholder's Statement



                                              Chase Credit Card Master Trust
                                                      Series 1995-2

                                                                                                  Distribution Date: 3/16/98

Section 5.2 - Supplement                                 Class A        Class B      Collateral             Total
----------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                              0.00          0.00           0.00                 0.00

(ii)    Monthly Interest Distributed                       3,115,000.00    181,245.17     215,671.72         3,511,916.89
        Deficiency Amounts                                         0.00          0.00                                0.00

        Additional Interest                                        0.00          0.00                                0.00

        Accrued and Unpaid Interest                                                             0.00                 0.00



(iii)   Collections of Principal Receivables              59,117,218.22  3,358,843.28   4,702,595.57        67,178,657.07

(iv)    Collections of Finance Charge Receivables          8,777,171.44    498,689.62     698,197.39         9,974,058.45

(v)     Aggregate Amount of Principal Receivables                                                       14,692,489,244.44

                                       Investor Interest 600,000,000.00 34,090,000.00  47,728,181.82       681,818,181.82
                                       Adjusted Interest 600,000,000.00 34,090,000.00  47,728,181.82       681,818,181.82

                                           Series
        Floating Investor Percentage                4.64%         88.00%         5.00%          7.00%              100.00%
        Fixed Investor Percentage                   4.64%         88.00%         5.00%          7.00%              100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
              Current                                                                                               94.84%
              30 to 59 days                                                                                          1.73%
              60 to 89 days                                                                                          1.18%
              90 or more days                                                                                        2.25%
                                                                                                        ---------------
                                        Total Receivables                                                          100.00%

(vii)   Investor Default Amount                            3,500,960.02    198,912.88     278,490.76         3,978,363.66

(viii)  Investor Charge-Offs                                       0.00          0.00           0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                 0.00          0.00           0.00

(x)     Servicing Fee                                        500,000.00     28,408.33      39,773.48           568,181.82

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                              10.55%

(xii)   Reallocated Monthly Principal                                            0.00           0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)     600,000,000.00 34,090,000.00  47,728,181.82       681,818,181.82

(xiv)   LIBOR                                                                                                        5.6250

(xv)    Principal Funding Account Balance                                                                            0.00

(xvi)   Accumulation Shortfall                                                                                       0.00

(xvii)  Principal Funding Investment Proceeds                                                                        0.00


(xviii) Principal Investment Funding Shortfall
                                                                                                        ===============


(xix)   Available Funds                                    8,305,850.06    471,910.71     660,705.20         9,438,465.98


(xx)    Certificate Rate                                           6.2300%       6.3800%        6.0250%


-----------------------------------------------------------------------------------------------------------------------

                                          Chase Manhattan Bank USA, N.A.
                                      Monthly Certificateholder's Statement



                                          Chase Credit Card Master Trust
                                                  Series 1995-3
                                                                                            Distribution Date:3/16/98
Section 5.2 - Supplement                                Class A       Class B     Collateral            Total
----------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                           0.00          0.00          0.00                0.00

(ii)     Monthly Interest Distributed                    2,336,250.00    136,149.60    162,713.62        2,635,113.22
         Deficiency Amounts                                      0.00          0.00                              0.00

         Additional Interest                                     0.00          0.00                              0.00

         Accrued and Unpaid Interest                                                         0.00                0.00



(iii)    Collections of Principal Receivables           44,337,913.66  2,519,181.73  3,526,897.41       50,383,992.80

(iv)     Collections of Finance Charge Receivables       6,582,878.58    374,024.53    523,640.73        7,480,543.84

(v)      Aggregate Amount of Principal Receivables                                                  14,692,489,244.44

                                   Investor Interest   450,000,000.00 25,568,000.00 35,795,636.36      511,363,636.36
                                   Adjusted Interest   450,000,000.00 25,568,000.00 35,795,636.36      511,363,636.36

                                          Series
         Floating Investor Percentage              3.48%        88.00%         5.00%         7.00%             100.00%
         Fixed Investor Percentage                 3.48%        88.00%         5.00%         7.00%             100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
               Current                                                                                          94.84%
               30 to 59 days                                                                                     1.73%
               60 to 89 days                                                                                     1.18%
               90 or more days                                                                                   2.25%
                                                                                                       ---------------
                                             Total Receivables                                                 100.00%

(vii)    Investor Default Amount                         2,625,720.01    149,187.58    208,865.15        2,983,772.74

(viii)   Investor Charge-Offs                                    0.00          0.00          0.00                0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions              0.00          0.00          0.00

(x)      Servicing Fee                                     375,000.00     21,306.67     29,829.70          426,136.36

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                         10.55%

(xii)    Reallocated Monthly Principal                                         0.00          0.00                0.00

(xiii)   Closing Investor Interest (Class A Adjusted)  450,000,000.00 25,568,000.00 35,795,636.36      511,363,636.36

(xiv)    LIBOR                                                                                                   5.62500%

(xv)     Principal Funding Account Balance                                                                       0.00

(xvi)    Accumulation Shortfall                                                                                  0.00

(xvii)   Principal Funding Investment Proceeds                                                                   0.00


(xviii)  Principal Investment Funding Shortfall
                                                                                                      ===============


(xix)    Available Funds                                 6,229,387.55    353,939.96    495,521.98        7,078,849.48


(xx)     Certificate Rate                                        6.2300%       6.3900%       6.1500%


----------------------------------------------------------------------------------------------------------------

                                      Chase Manhattan Bank USA, N.A.
                                  Monthly Certificateholder's Statement



                                      Chase Credit Card Master Trust
                                              Series 1996-1
                                                                                  Distribution Date:  3/16/98
Section 5.2 - Supplement                                  Class A      Class B      Collateral               Total
-------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                       0.00         0.00             0.00                  0.00

(ii)     Monthly Interest Distributed                3,237,500.00   189,248.43       251,615.50          3,678,363.94
         Deficiency Amounts                                  0.00         0.00                                   0.00

         Additional Interest                                 0.00         0.00                                   0.00

         Accrued and Unpaid Interest                                                       0.00                  0.00



(iii)    Collections of Principal Receivables          68,970,087.92  3,918,683.34  5,486,328.65         78,375,099.91

(iv)     Collections of Finance Charge Receivable      10,240,033.34    581,809.44    814,558.75         11,636,401.53

(v)      Aggregate Amount of Principal Receivables                                                   14,692,489,244.44

                               Investor Interest      700,000,000.00 39,772,000.00 55,682,545.45        795,454,545.45
                               Adjusted Interest      700,000,000.00 39,772,000.00 55,682,545.45        795,454,545.45

                                       Series
         Floating Investor Percentage        5.41%       88.00%        5.00%       7.00%                        100.00%
         Fixed Investor Percentage           5.41%       88.00%        5.00%       7.00%                        100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
               Current                                                                                           94.84%
               30 to 59 days                                                                                      1.73%
               60 to 89 days                                                                                      1.18%
               90 or more days                                                                                    2.25%
                                                                                                        ----------------
                                       Total Receivables                                                        100.00%

(vii)    Investor Default Amount                        4,084,453.35    232,066.97    324,903.94          4,641,424.26

(viii)   Investor Charge-Offs                                   0.00          0.00          0.00                  0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions             0.00          0.00          0.00

(x)      Servicing Fee                                    583,333.33     33,143.33     46,402.12            662,878.79

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                           10.55%

(xii)    Reallocated Monthly Principal                                        0.00          0.00                   0.00

(xiii)   Closing Investor Interest (Class A Adjusted) 700,000,000.00 39,772,000.00 55,682,545.45         795,454,545.45

(xiv)    LIBOR                                                                                                     5.625

(xv)     Principal Funding Account Balance                                                                         0.00

(xvi)    Accumulation Shortfall                                                                                    0.00

(xvii)   Principal Funding Investment Proceeds                                                                     0.00


(xviii)  Principal Investment Funding Shortfall
                                                                                                          ================


(xix)    Available Funds                                9,690,158.40    550,567.11    770,818.12          11,011,543.64


(xx)     Certificate Rate                                 5.5500%      5.7100%     6.0250%


-----------------------------------------------------------------------------------------------------------

                                     Chase Manhattan Bank USA, N.A.
                                  Monthly Certificateholder's Statement



                                     Chase Credit Card Master Trust                                     Distribution Date    3/16/98
                                              Series 1996-2
                                                                                    Distribution Date:3/16
Section 5.2 - Supplement                       Class A      Class B     Collateral           Total
--------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                         0.00            0.00           0.00                0.00

(ii)     Monthly Interest Distributed                  2,740,833.33      160,416.67     209,179.69        3,110,429.69
         Deficiency Amounts                                    0.00            0.00                               0.00

         Additional Interest                                   0.00            0.00                               0.00

         Accrued and Unpaid Interest                                                          0.00                0.00



(iii)    Collections of Principal Receivables          54,190,783.37    3,079,021.78   4,310,630.50       61,580,435.65

(iv)     Collections of Finance Charge Receivables      8,045,740.48      457,144.35     640,002.08        9,142,886.91

(v)      Aggregate Amount of Principal Receivables                                                    14,692,489,244.44

                             Investor Interest        550,000,000.00   31,250,000.00  43,750,000.00      625,000,000.00
                             Adjusted Interest        550,000,000.00   31,250,000.00  43,750,000.00      625,000,000.00

                                    Series
         Floating Investor Percentage          4.25%       88.00%        5.00%        7.00%             100.00%
         Fixed Investor Percentage             4.25%       88.00%        5.00%        7.00%             100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                         94.84%
                30 to 59 days                                                                                    1.73%
                60 to 89 days                                                                                    1.18%
                90 or more days                                                                                  2.25%
                                                                                                       ---------------
                                       Total Receivables                                                        100.00

(vii)    Investor Default Amount                        3,209,213.35      182,341.67     255,278.33        3,646,833.35

(viii    Investor Charge-Offs                                   0.00            0.00           0.00                0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions             0.00            0.00           0.00

(x)      Servicing Fee                                    458,333.33       26,041.67      36,458.33          520,833.33

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                           10.55

(xii)    Reallocated Monthly Principal                                          0.00           0.00                0.00

(xiii)   Closing Investor Interest (Class A Adjusted) 550,000,000.00   31,250,000.00  43,750,000.00      625,000,000.00

(xiv)    LIBOR                                                                                                 5.62500%

(xv)     Principal Funding Account Balance                                                                         0.00

(xvi)    Accumulation Shortfall                                                                                    0.00

(xvii)   Principal Funding Investment Proceeds                                                                     0.00

                                                                                                          ==============
(xviii)  Principal Investment Funding Shortfall


(xix)    Available Funds                                7,613,695.89      432,596.36      605,634.90        8,651,927.15


(xx)     Certificate Rate                                   5.9800%      6.1600%      6.3750%


---------------------------------------------------------------------------------------------------------

                                             Chase Manhattan Bank USA, N.A.
                                         Monthly Certificateholder's Statement



                                             Chase Credit Card Master Trust
                                                     Series 1996-3
                                                                                        Distribution Date: 3/16/98
Section 5.2 - Supplement                           Class A                  Class B     Collateral              Total
-------------------------------------------------------------------------------------------------------------

(i)       Monthly Principal Distributed                          0.00            0.00           0.00                 0.00

(ii)      Monthly Interest Distributed                   2,434,132.89      141,813.47     156,693.23         2,732,639.59
          Deficiency Amounts                                     0.00            0.00                                0.00

          Additional Interest                                    0.00            0.00                                0.00

          Accrued and Unpaid Interest                                                            0.00                0.00



(iii)     Collections of Principal Receivables          40,592,148.19    2,306,359.74    3,229,025.90        46,127,533.83

(iv)      Collections of Finance Charge Receivables      6,026,742.37      342,426.72      479,415.55         6,848,584.64

(v)       Aggregate Amount of Principal Receivables                                                      14,692,489,244.44

                                   Investor Interest   411,983,000.00   23,408,000.00   32,772,440.86       468,163,440.86
                                   Adjusted Interest   411,983,000.00   23,408,000.00   32,772,440.86       468,163,440.86

                                               Series
          Floating Investor Percentage                           3.19%     88.00%      5.00%    7.00%               100.00%
          Fixed Investor Percentage                              3.19%     88.00%      5.00%    7.00%               100.00%

(vi)      Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                             94.84%
                 30 to 59 days                                                                                        1.73%
                 60 to 89 days                                                                                        1.18%
                 90 or more days                                                                                      2.25%
                                                                                                            ----------------
                                               Total Receivables                                                    100.00%

(vii)     Investor Default Amount                        2,403,893.35      136,584.12      191,225.01         2,731,702.48

(viii)    Investor Charge-Offs                                   0.00            0.00            0.00                 0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions             0.00            0.00            0.00

(x)       Servicing Fee                                    343,319.17       19,506.67       27,310.37           390,136.20

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                                             10.55%

(xii)     Reallocated Monthly Principal                                          0.00            0.00                 0.00

(xiii)    Closing Investor Interest (Class A Adjusted) 411,983,000.00   23,408,000.00   32,772,440.86       468,163,440.86

(xiv)     LIBOR                                                                                                       5.62500%

(xv)      Principal Funding Account Balance                                                                           0.00

(xvi)     Accumulation Shortfall                                                                                      0.00

(xvii)    Principal Funding Investment Proceeds                                                                       0.00


(xviii)   Principal Investment Funding Shortfall
                                                                                                            ================


(xix)     Available Funds                                5,703,115.04      324,038.90      453,671.63         6,480,825.57


(xx)      Certificate Rate                                       7.0900%      7.2700%      6.3750%


-------------------------------------------------------------------------------------------------------------------------